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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 24, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                               -------------------

                          ESSENTIAL THERAPEUTICS, INC.
               (formerly known as Microcide Pharmaceuticals, Inc.)
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               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                  0-28006                  94-3186021
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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification No.)


                    1365 Main Street, Waltham, MA         02451
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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 647-5554
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              (Registrant's telephone number, including area code)

                                 ---------------

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Item 2.  Acquisition or Disposition of Assets.

     On October 24, 2001, Essential Therapeutics, Inc., a Delaware corporation (formerly known as Microcide Pharmaceuticals, Inc.) completed its acquisition of The Althexis Company, Inc., a Delaware corporation ("Althexis") pursuant to terms of the Agreement and Plan of Merger, dated as of July 27, 2001 (the "Agreement"), by and among Essential Therapeutics, Althexis and California MP Acquisition Inc., a Delaware corporation, with Althexis surviving and becoming a wholly owned subsidiary of Essential Therapeutics.

     Upon the completion of the acquisition of Althexis, a total of 5,188,026 shares of Essential Therapeutics common stock were issued in exchange for all of the outstanding capital stock of Althexis. In addition, Essential Therapeutics assumed all outstanding stock options and warrants of Althexis, which are presently exercisable for 362,169 shares of Essential Therapeutics common stock. In addition, Essential Therapeutics agreed to file a registration statement with the Securities and Exchange Commission to register the resale of Essential Therapeutics common stock acquired by the former Althexis stockholders.

Items 5. Other Events.

     In connection with the acquisition of Althexis on October 24, 2001, Essential Therapeutics, Inc. also:

o completed an equity financing by way of a private placement of an aggregate of 60,000 shares of its Series B convertible redeemable preferred stock for a total purchase price of $60,000,000; and

o changed its name from Microcide Pharmaceuticals, Inc. to Essential Therapeutics to better reflect the business strategy and operations of the combined company resulting from the acquisition of Althexis.

     The 60,000 shares of Series B convertible redeemable preferred stock issued to the investors in the financing are initially convertible into an aggregate of approximately 20,000,000 shares of Essential Therapeutics common stock. In connection with the financing, Essential Therapeutics agreed to file a registration statement with the Securities and Exchange Commission to register the shares of Essential Therapeutics common stock that would be issued to the investors upon conversion of the Series B preferred stock.

     In connection with the acquisition and financing, Essential Therapeutics moved its headquarters and principal executive offices to 1365 Main Street, Waltham, MA 02451.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     Essential Therapeutics will file any financial information required by Item 7(a) as promptly as practicable, but in any event prior to January 7, 2002.

(b)  Pro Forma Financial Information.

     Essential Therapeutics will file any pro forma financial information required by Item 7(b) as promptly as practicable, but in any event prior to January 7, 2002.

(c)  Exhibits.

Exhibit
Number            Description
------            -----------

2.1 Agreement and Plan of Merger, dated July 27, 2001, by and among Essential Therapeutics, Inc. and The Althexis Company, Inc.

3.1 Fourth Amended and Restated Certificate of Incorporation of Essential Therapeutics, Inc. (incorporated by reference to Exhibit No. 3.1 to the Registration Statement on Form S-1 (File No. 333-32206)).

3.2 Certificate of Designations of Series B Convertible Redeemable Preferred Stock filed with the Secretary of the State of the State of Delaware on October 24, 2001.

3.3 Certificate of Amendment to the Company's Restated Certificate of Incorporation filed with the Secretary of the State of the State of Delaware on October 24, 2001.

10.1 Form of Subscription Agreement, dated as of July 27, 2001, by and between Essential Therapeutics, Inc. and each purchaser of Series B Convertible Redeemable Preferred Stock.

10.2 Form of Voting Agreement, dated as of October 24, 2001, by and between Essential Therapeutics, Inc. and each purchaser of Series B Convertible Redeemable Preferred Stock.

99.1 Press release, dated October 25, 2001.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2001            ESSENTIAL THERAPEUTICS, INC.


                                    By:  /s/ Mark Skaletsky
                                        ----------------------------------------
                                         Mark Skaletsky,
                                         President, Chief Executive Officer and
                                         Chairman of the Board of Directors
                                         (Principal Executive Officer)

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                                  Exhibit Index

Exhibit
Number            Description
------            -----------

2.1 Agreement and Plan of Merger, dated July 27, 2001, by and among Essential Therapeutics, Inc. and The Althexis Company, Inc.

3.1 Fourth Amended and Restated Certificate of Incorporation of Essential Therapeutics, Inc. (incorporated by reference to Exhibit No. 3.1 to the Registration Statement on Form S-1 (File No. 333-32206)).

3.2 Certificate of Designations of Series B Convertible Redeemable Preferred Stock filed with the Secretary of the State of the State of Delaware on October 24, 2001.

3.3 Certificate of Amendment to the Company's Restated Certificate of Incorporation filed with the Secretary of the State of the State of Delaware on October 24, 2001.

10.1 Form of Subscription Agreement, dated as of July 27, 2001, by and between Essential Therapeutics, Inc. and each purchaser of Series B Convertible Redeemable Preferred Stock.

10.2 Form of Voting Agreement, dated as of October 24, 2001, by and between Essential Therapeutics, Inc. and each purchaser of Series B Convertible Redeemable Preferred Stock.

99.1 Press release, dated October 25, 2001.